UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Original Report: March 23, 2001


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

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
                VIRGINIA                             001-12875                          54-1589139
      (State or other jurisdiction                  (Commission                      (I.R.S. Employer
            of incorporation)                       File Number)                  Identification Number)


        306 EAST MAIN STREET, RICHMOND, VA                                               23219
     (Address of principal executive offices)                                          (Zip Code)


                                 (804) 643-1761
              (Registrant's telephone number, including area code)

The Company hereby amends Item 7.c of its Current Report on Form 8-K dated March 23, 2001 as follows:

ITEM 7.   Financial Statements and Exhibits

c.  Exhibits.

4.1 Promissory Note dated March 23, 2001 in the principal amount of $12,750,000 made payable by CRIT-VA II, Inc. to First Union National Bank, with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.2 Indemnity and Guaranty Agreement dated as of March 23, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender, in connection with a $12,750,000 loan to CRIT-VA II, Inc. as Borrower, with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

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4.3  Deed of Trust and Security Agreement dated as of March 23, 2001, from
     CRIT-VA II, Inc., as Grantor, to TRSTE, Inc. as Trustee for First Union National Bank, the Beneficiary with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.4 Assignment of Warranties and Other Contract Rights dated as of March 23, 2001 from CRIT-VA II, Inc. as Borrower to First Union National Bank as Lender with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.5 Assignment of Leases and Rents dated as of March 23, 2001 by CRIT-VA II, Inc. as Assignor in favor of First Union National Bank as Assignee with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.6 Consent and Agreement of Manager dated as of March 23, 2001 by CRIT-VA II, Inc. as Borrower in favor of First Union National Bank as Lender with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.7 Environmental Indemnity Agreement dated as of March 23, 2001 by CRIT-VA II, Inc. and Cornerstone Realty Income Trust, Inc., as Indemnitors, in favor of First Union National Bank, as Lender, with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.8 Receipt and Closing Certificate dated March 23, 2001 by CRIT-VA II, Inc. as Borrower and Cornerstone Realty Income Trust, Inc. as Guarantor in favor of First Union National Bank, as Lender, with respect to the Greenbrier Apartments in Fredericksburg, Virginia. (FILED HEREWITH)

4.9 Schedule setting forth information on six substantially identical pro-missory notes dated March 23, 2001 in various principal amounts made payable to the order of First Union National Bank. (FILED HEREWITH)

4.10 Schedule setting forth information on six substantially identical Indemnity and Guaranty Agreements dated as of March 23, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender. (FILED HEREWITH)

4.11 Schedule setting forth information on six substantially identical Deeds of Trust dated as of March 23, 2001 with First Union National Bank as Beneficiary. (FILED HEREWITH)

4.12 Schedule  setting  forth   information  on  six   substantially   identical
     Assignments of Warranties and Other Contract Rights dated as of March 23, 2001 to First Union National Bank as Lender. (FILED HEREWITH)

4.13 Schedule  setting  forth   information  on  six   substantially   identical
     Assignments of Leases and Rents dated as of March 23, 2001 to First Union National Bank as Assignee. (FILED HEREWITH)

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4.14 Schedule setting forth information on six substantially  identical Consents and Agreements of Manager dated as of March 23, 2001 in favor of First Union National Bank. (FILED HEREWITH)

4.15 Schedule  setting  forth   information  on  six   substantially   identical
     Environmental Indemnity Agreements dated as of March 23, 2001 in favor of First Union National Bank. (FILED HEREWITH)

4.16 Schedule setting forth information on six substantially identical Receipt and Closing Certificates dated March 23, 2001 in favor of First Union National Bank. (FILED HEREWITH)

10.1 CRIT-VA II, Inc. Articles of Incorporation. (FILED HEREWITH)

10.2 CRIT-VA II, Inc. Bylaws. (FILED HEREWITH)

10.3 Property Management Agreement dated as of March 23, 2001 between CRIT-VA II, Inc. as Owner and Cornerstone Realty Income Trust, Inc. as Manager. (FILED HEREWITH)

10.4 CRIT Special II, Inc. Articles of Incorporation. (FILED HEREWITH)

10.5 CRIT Special II, Inc. Bylaws. (FILED HEREWITH)

10.6 Operating Agreement of CRIT-NC III, LLC. (FILED HEREWITH)

10.7 Property Management Agreement dated as of March 23, 2001 between CRIT-NC III, LLC as Owner and Cornerstone Realty Income Trust, Inc. as Manager. (FILED HEREWITH)

10.8 CAC II Special General, Inc. Articles of Incorporation. (FILED HEREWITH)

10.9 CAC II Special General, Inc. Bylaws. (FILED HEREWITH)

10.10 CAC II Special Limited, Inc. Articles of Incorporation. (FILED HEREWITH)

10.11 CAC II Special Limited, Inc. Bylaws. (FILED HEREWITH)

10.12 Limited Partnership Agreement of CAC II Limited Partnership. (FILED HEREWITH)

10.13 Property Management Agreement dated as of March 23, 2001 between CAC II Limited Partnership as Owner and Apple General, Inc. as Manager. (FILED HEREWITH)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cornerstone Realty Income Trust, Inc.


                                      By:      /s/  Stanley J. Olander, Jr.
                                           --------------------------------
                                               Stanley J. Olander, Jr.
                                               Director, Chief Financial Officer
                                               and Secretary


                                      April 13, 2001